SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  May 29, 2007

                             CHINA IVY SCHOOL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    NEVADA                         000-50240                   98-0338263
    ------                         ---------                   ----------
    State of                       Commission                  IRS Employer
    Incorporation                  File Number                 I.D. Number


                         Anlian Building, Suite #A 1501,
                        Futian District, Shenzhen, China

                     Address of principal executive offices

                 Registrant's telephone number: (852) 2511-1665


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On May 29, 2007, China Ivy School, Inc. ("we" or the "Company") entered into a Fixed Price Standby Equity Distribution Agreement with five investors listed therein (each, an "Investor", collectively, the "Investors"). Pursuant to the Fixed Price Standby Equity Distribution Agreement, the Company may, at its discretion, periodically sell to the Investors up to 20 million shares of the Company's common stock, par value $.001 per share, for a total purchase price of up to $13 million (a per share purchase price of $0.65 per share). The Investors' obligation to purchase shares of common stock under the Fixed Price Standby Equity Distribution Agreement is subject to certain conditions, including the Company obtaining an effective registration statement for the resale of the common stock sold under the Fixed Price Standby Equity Distribution Agreement. The maximum amount of each advance under the Fixed Price Standby Equity Distribution Agreement cannot exceed $4,333,333. In no event can the number of shares issued to any Investor pursuant to an advance cause any Investor to own more than 9.9% of the shares of common stock outstanding.

The commitment period under the Fixed Price Standby Equity Distribution Agreement commences on the earlier to occur of (i) the date that the Registration Statement is declared effective by the Securities and Exchange Commission (the "Effective Date"), or (ii) such earlier date as we and the Investors may mutually agree in writing.

The commitment period under the Fixed Price Standby Equity Distribution Agreement expires, among other events, on the earliest to occur of (i) the date on which the Investors have purchased an aggregate amount of 20 million shares of our common stock under the Fixed Price Standby Equity Distribution Agreement,
(ii) the date occurring twelve months after the Effective Date, or (iii) the date the Agreement is earlier terminated.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1  Form of Fixed Price Standby Equity Distribution Agreement


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2007

                                                 CHINA IVY SCHOOL, INC.

                                                 By: /s/ Yongqi Zhu
                                                     ---------------------------
                                                         Yongqi Zhu,
                                                         Chief Executive Officer


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